MERCER FUNDS

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2015 AS SUPPLEMENTED FEBRUARY 2, 2016,
MARCH 29, 2016, and MAY 5, 2016
AND
THE CLASS Y-3 SHARES PROSPECTUS OF THE MERCER EMERGING
MARKETS EQUITY FUND DATED JULY 31, 2015 AS SUPPLEMENTED
MARCH 29, 2016.

The date of this Supplement is June 21, 2016.

The following changes are made in the prospectuses for the Class S shares (the “Class S Shares Prospectus”) of the Mercer Funds, the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of the Mercer Funds, and the Class Y-3 shares of the Mercer Emerging Markets Equity Fund (the “Standalone EME Prospectus”), as applicable:

1.     The following information relating to Mondrian Investment Partners, Copper Rock Capital Partners LLC, and William Blair Investment Management, LLC as subadvisors to the Mercer Emerging Markets Equity Fund, under the section titled “Fund Management—Subadvisors and Portfolio Managers” on page 34 of the Class S Shares Prospectus, page 36 of the Class Y Shares Prospectus, and page 7 of the Standalone EME Prospectus is hereby added:

Mondrian Investment Partners Limited (“Mondrian”)

•	Mr. Andrew Miller joined Mondrian in 2000. Mr. Miller began managing Mondrian’s allocated portion of the Fund’s portfolio in June 2016.

•	Ms. Aileen Gan joined Mondrian in 2005. Ms. Gan began managing Mondrian’s allocated portion of the Fund’s portfolio in June 2016.

•	Mr. Boris Veselinovich joined Mondrian in 2001. Mr. Veselinovich began managing Mondrian’s allocated portion of the Fund’s portfolio in June 2016.

Copper Rock Capital Partners LLC (“Copper Rock”)

•	David Shea joined Copper Rock in 2008. Mr. Shea began managing Copper Rock’s allocated portion of the Fund’s portfolio in June 2016.
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William Blair Investment Management, LLC (“William Blair”)

•	Todd McClone, CFA, Partner and Portfolio Manager, joined William Blair in 2000. Mr. McClone began managing William Blair’s allocated portion of the Fund’s portfolio in June 2016.

•	Jeffrey Urbina, CFA, Partner and Portfolio Manager joined William Blair in 1996. Mr. Urbina began managing William Blair’s allocated portion of the Fund’s portfolio in June 2016.

2.     In the section titled “The Subadvisors,” the following paragraphs relating to Mondrian, Copper Rock, and William Blair, subadvisors to the Mercer Emerging Markets Equity Fund, are added on page 80 of the Class S Shares Prospectus, page 83 of the Class Y Shares Prospectus, and page 10 of the Standalone EME Prospectus:

Mondrian Investment Partners Limited (“Mondrian”), located at 10 Gresham Street, London, EC2V 7JD, United Kingdom, serves as a subadvisor to the Fund. Mondrian is registered as an investment adviser as an investment adviser under the Advisers Act. Mondrian was established as a limited company organized under the laws of England and Wales in 1990. Mondrian is 100% owned by an employee partnership, Atlantic Value Investment Partnership L.P.

The allocated portion of the Fund’s portfolio managed by Mondrian is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Mondrian’s allocated portion of the Fund’s portfolio are Mr. Andrew Miller, Ms. Aileen Gan and Mr. Boris Veselinovich. Mr. Miller joined Mondrian in 2000, where he is currently Chief Investment Officer on the Emerging Markets Equities Team. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. Ms. Gan has been with Mondrian since 2005, where she is currently a Senior Portfolio Manager on the Global Equities Team. Ms. Gan is a CPA (Australia) and CFA Charterholder. She is also a member of the CPA Australia, the CFA Institute and the CFA Society of the UK. Mr. Veselinovich has been with Mondrian since 2001 where he is currently a Senior Portfolio Manager on the Emerging Markets Equities Team. Mr. Veselinovich has the IMC designation, the Securities and Investment Institute Certificate in Derivatives and is a member of the CFA Institute and CFA Society of the UK.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Mondrian manages its allocated portion of the Fund’s portfolio, primarily by investing in the equity securities of companies that, in Mondrian’s opinion, are undervalued at the

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time of purchase based on fundamental value analysis employed by Mondrian. The investment universe includes companies with a minimum of approximately 20% of revenues or profits from emerging or frontier markets (as described further below) whether it is listed in an emerging market country or not. Mondrian may invest in companies domiciled in developed, emerging or frontier markets.

Mondrian’s approach in selecting investments for its segment of the Fund’s assets is primarily oriented to individual stock selection and is value driven. In selecting stocks for the Fund, Mondrian identifies those stocks that it believes will provide capital appreciation over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. Mondrian conducts fundamental research on a global basis in order to identify securities that, in Mondrian’s opinion, have the potential for long-term capital appreciation. This research effort generally centers on a value oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being received today. In addition, the analysis typically includes a comparison of the values and current market prices of different possible investments. Mondrian’s general management strategy emphasizes long-term holding of securities, although securities may be sold in Mondrian’s discretion without regard to the length of time they have been held.

Copper Rock Capital Partners LLC (“Copper Rock”), located at 200 Clarendon Street, Boston, MA 02116 serves as a subadvisor to the Fund. Copper Rock is a limited liability company. Copper Rock is an affiliate of OMAM, Inc., a global asset management company, which owns 65% of Copper Rock. The remaining 35% of Copper Rock is owned by Copper Rock management.

The allocated portion of the Fund’s portfolio managed by Copper Rock is managed by David Shea, CFA, and Lead Portfolio Manager. David Shea is a Senior Portfolio Manager at Copper Rock. He is the Lead Portfolio Manager for the Emerging Markets Small Cap strategy. He joined Copper Rock in November of 2008 and is responsible for original investment research, stock selection and portfolio construction. David is a member of the CFA Institute. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

Copper Rock believes using a blend of quantitative and fundamental analyses to identify companies with superior growth rates relative to their peers will lead to consistent levels of outperformance.

The Copper Rock Emerging Markets Small Cap strategy typically looks for resilient and defensible business models that are characterized by underlying unit growth, longer term market share gains (an evidence of competitive strength), high profitability, and

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significant internal cash generation. The Emerging Markets Small Cap strategy seeks to generate alpha through superior, bottom-up stock selection. The team works with an investable universe of approximately 2,000 emerging markets small cap stocks and ranks all of these stocks by expected return based on its multi-factor quantitative model. The multi-factor model assesses companies on 1) valuation, 2) earnings momentum and 3) growth sustainability and quality. These three main factors are broken down into 13 sub-factors. Securities are selected from the full universe of small capitalization, non-US stocks with a minimum market capitalization of US$100 million and generally $5 billion as the maximum.

William Blair Investment Management, LLC (“William Blair”), located at 222 West Adams Street, Chicago, Illinois, 60606, serves as a subadvisor to the Fund. William Blair is a limited liability company. William Blair is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by current employees of William Blair and its affiliate, William Blair & Company, L.L.C., a registered investment adviser and securities broker-dealer.

The allocated portion of the Fund’s portfolio managed by William Blair is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of William Blair’s allocated portion of the Fund’s portfolio are Todd McClone, CFA, Partner, and Jeffrey Urbina, CFA, Partner. Mr. McClone is a Portfolio Manager for the Emerging Markets strategies. Prior to joining William Blair in 2000, he was a senior research analyst, specializing in international equity for Strong Capital Management. Mr. Urbina leads the Global Equity Team and is a Portfolio Manager for the International Growth, Emerging Markets Growth and Leaders strategies. He is also a member of the firm’s executive committee. Prior to joining William Blair in 1996, he was a Senior Vice President and Portfolio Manager of the Van Kampen American Capital Navigator Fund, an emerging market equity fund listed on the Luxembourg exchange. While at Van Kampen, he also served as the Director of Research and was a member of the Investment Policy Committee for the firm.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In choosing investments, William Blair performs fundamental company analysis and focuses on stock selection. William Blair generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting

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policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

William Blair will vary the Fund portfolio’s sector and geographic diversification based upon William Blair’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, William Blair will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

3.   Effective on or about June 30, 2016, all references to First Eagle Investment Management LLC (“First Eagle”), subadvisor to the Mercer Global Low Volatility Equity Fund, are hereby deleted from the Class S Shares Prospectus and the Class Y Shares Prospectus.

4.   Effective on or about June 30, 2016, the following replaces the section titled “Principal Investment Strategies” for the Mercer Global Low Volatility Equity Fund on pages 37 and 85 of the Class S Shares Prospectus and pages 39 and 88 of the Class Y Shares Prospectus:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. The Fund reasonably anticipates that under normal circumstances it typically will invest in approximately 25 countries and that approximately 30% - 60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by matching the return of its benchmark, the MSCI World Index, over 5-7 years, with between 20-35% lower price volatility than the benchmark for the period, by investing in securities of issuers with certain volatility characteristics. Such volatility characteristics may include, but are not limited to, high return on equity, low debt to equity ratios, and high earnings growth stability.

Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency. The Fund may invest in derivative instruments, such as exchange-listed equity futures contracts to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Certain subadvisors may employ a systematic and quantitative investment process in seeking to achieve the Fund’s investment objective, which may lead to higher than expected portfolio turnover for the Fund.

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MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2015, AS SUPPLEMENTED ON DECEMBER 16, 2015,

FEBRUARY 2, 2016, MARCH 29, 2016 and MAY 5, 2016

The date of this Supplement is June 21, 2016.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

1.     In the section titled Subadvisors and Portfolio Managers beginning on page 45 of the SAI, the following information is added relating to Mondrian Investment Partners Limited, Copper Rock Capital Partners LLC, and William Blair Investment Management, LLC, subadvisors to the Mercer Emerging Markets Equity Fund:

Mondrian Investment Partners Limited (“Mondrian”), located at 5th Floor, 10 Gresham Street, London, EC2V 7JD, United Kingdom serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. Mondrian was established as a limited company organized under the laws of England and Wales in 1990. Mondrian is 100% owned by an employee partnership, Atlantic Value Investment Partnership L.P.Mondrian is registered as an investment adviser under the Advisers Act.

Copper Rock Capital Partners LLC (“Copper Rock”), located at 200 Clarendon Street Boston, MA 02116 serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. Copper Rock is a limited liability company. Copper Rock is an affiliate of OMAM, Inc., a global asset management company, which owns 65% of Copper Rock. The remaining 35% of Copper Rock is owned by Copper Rock management. Copper Rock is registered as an investment adviser under the Advisers Act.

William Blair Investment Management, LLC (“William Blair”), located at 222 West Adams Street, Chicago, Illinois, 60606, serves as a Subadvisor to the Mercer Emerging Markets Equity Fund. William Blair is a limited liability company. William Blair is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by current employees of William Blair and its affiliate, William Blair & Company, L.L.C., a registered investment adviser and securities broker-dealer. William Blair is registered as an investment adviser under the Advisers Act.

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2.     In Appendix B, titled “Proxy Voting Policies” the following Proxy Policies for Mondrian, Copper Rock and William Blair are hereby added:

Mondrian Investment Partners Limited

Proxy Voting Policies and Procedures

Introduction

Mondrian Investment Partners Limited (“Mondrian”) is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). Mondrian provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between Mondrian and its client or as a result of some other type of specific delegation by the client, Mondrian is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask Mondrian to give voting advice on certain proxies without delegating full responsibility to Mondrian to vote proxies on behalf of the client. Mondrian has developed the following Proxy Voting Policies and Procedures (the “Procedures”) in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

Proxy Voting Committee

To help make sure that Mondrian votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the proxy voting process. The Committee consists of the following Mondrian personnel (i) two investment staff; (ii) Chief Operating Officer; and (iii) Chief Compliance Officer. The Committee will meet as necessary to help Mondrian fulfill its duties to vote proxies for clients.

Procedures for Determining the Proxy Voting Policy

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the “proxy voting season” and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow Mondrian to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by Mondrian. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, Mondrian will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, Mondrian has contracted with an independent company, Institutional Shareholder Services (“ISS”).

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As part of the annual approval process, the Committee will review the ISS proxy voting guidelines (the “Guidelines”) details of which are published on their website (http://www.issgovernance.com/policy-gateway/2016-policy-information/). If the Guidelines remain consistent with Mondrian’s expectations for good corporate governance in the companies it invests in, Mondrian will adopt the Guidelines as the basis for its own proxy voting policy. Mondrian also reviews and assesses the services provided by ISS and will address any concerns as they arise.

Accordingly, Mondrian has fully adopted the Guidelines as Mondrian’s own proxy voting policy again in 2016.

Procedure for Voting Proxies

Both ISS and the client’s custodian monitor corporate events for Mondrian. Mondrian gives an authorization and letter of instruction to the client’s custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On a regular basis, Mondrian will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of Mondrian clients. If needed, the Committee has access to these records.

Mondrian’s investment analysts review all individual proxy voting motions. They will take into consideration the relevant facts and circumstances, the ISS recommendation, the ISS research, and any conflicts of interest to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client. As Mondrian has adopted the Guidelines, in the vast majority of cases Mondrian will follow the ISS recommendation.

However, there may be times when Mondrian believes that the best interests of the client will be better served if it votes a proxy counter to the ISS recommended vote on that proxy and, where that situation arises, the matter will be referred to the Committee

The Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or, if necessary, solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties (e.g. the Chief Investment Officer of the relevant product who, as long as there is no conflict of interest, will both know the company well and have aligned interests with their clients), the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client.

The only exception to this procedure is Mondrian’s systematic equity portfolios. Proxy voting for these portfolios will always follow the ISS recommendation.

Mondrian will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which Mondrian may not be able to process a proxy. For example, Mondrian may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where Mondrian is unable to vote a proxy.

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Company Management Recommendations

When determining whether to invest in a particular company, one of the factors Mondrian may consider is the quality and depth of the company’s management. As a result, Mondrian believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Mondrian’s votes are cast in accordance with the recommendations of the company’s management. However, Mondrian will normally vote against management’s position when it runs counter to the Guidelines, and Mondrian will also vote against management’s recommendation when such position is not in the best interests of Mondrian’s clients.

Conflicts of Interest

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of Mondrian may not be influenced by outside sources who have interests which conflict with the interests of Mondrian’s clients when voting proxies for such clients. However, in order to ensure that Mondrian votes proxies in the best interests of the client, Mondrian has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which Mondrian receives on behalf of its clients are voted by ISS in accordance with these pre-determined, pre-approved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Committee approves the Procedures only after it has determined that the Procedures are designed to help Mondrian vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the Guidelines, it normally will not be necessary for Mondrian to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Mondrian from the proxy voting process.

In the limited instances where Mondrian is considering voting a proxy contrary to ISS recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Mondrian or affiliated persons of Mondrian. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in “Procedures for Voting Proxies” above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent analyst to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and any independent analyst to determine how to vote the issue in a manner which the Committee believes is consistent with Mondrian’s Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS original recommendation. Documentation of the reasons for voting contrary to ISS recommendation will generally be retained by Mondrian.

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Availability of Proxy Voting Information and Recordkeeping

Clients of Mondrian will be directed to their client service representative to obtain information from Mondrian on how their securities were voted. At the beginning of a new relationship with a client, Mondrian will provide clients with a concise summary of Mondrian’s proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part 2A of Mondrian’s Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

Mondrian will also retain extensive records regarding proxy voting on behalf of clients. Mondrian will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC’s EDGAR filing system); (iii) records of votes cast on behalf of Mondrian’s clients (via ISS); (iv) records of a client’s written request for information on how Mondrian voted proxies for the client, and any Mondrian written response to an oral or written client request for information on how Mondrian voted proxies for the client; and (v) any documents prepared by Mondrian that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Mondrian.

Proxy Voting Guidelines

The Guidelines summarize Mondrian’s positions on various issues and give a general indication as to how it will vote shares on each issue. The Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client’s investments. Although Mondrian will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client’s best interests would be served by such a vote. Moreover, the Guidelines may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, Mondrian will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that promotes the best interests of the client. In situations where there is an option of confidentiality offered in relation to a specified voting item, Mondrian will take that offer.

Global Voting Principles

ISS have provided the following overview of their global voting principles:

ISS’ voting recommendations on management and shareholder proposals at publicly traded companies are intended to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices. These practices should respect shareholder rights and provide appropriate transparency, taking into

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account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions. The following tenets comprise the core principles that apply globally within this framework.

Accountability

Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders’ voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company’s governance provisions or to approve transactions.

Stewardship

A company’s governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company’s long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

Independence

Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management’s performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency

Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions, and effectively engage with companies on substantive matters that impact shareholders’ long-term interests in the company.

ISS produce detailed descriptions of their guidance in individual countries and regions. Rather than restating this guidance in the Procedures, Mondrian feels that it is more efficient to provide clients with direct access to the detailed underlying policies on the ISS website and these can be found at: http://www.issgovernance.com/policy-gateway/2016-policy-information/

In addition to the items addressed in the Guidelines, Mondrian operates the following policies:

Shareblocking

In a number of countries in which Mondrian invests client assets (including the Netherlands, Italy and France), local laws require the imposition of a trading block on shareholders once they have voted their proxies in relation to companies registered in that country. These trading blocks are usually for a set period and can be for a number of weeks. Mondrian believes that there are situations where it is in the client’s greater interest to retain the ability to sell the shares rather

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than to participate in the proxy vote. In such countries, provided that the criteria set out below are met, registration to vote for a specific proxy will not be required and Mondrian’s investment analysts will not need to seek the permission of the Proxy Voting Committee for a “no vote” decision. The following criteria must be met before a “no vote” decision may be made:

-	the Mondrian analyst does not consider the proxy items being proposed to be material;

-	a “no vote” decision by Mondrian would be unlikely to impact the outcome of the vote (i.e. the proposals would likely go ahead anyway);

-	the Mondrian analyst is not aware of any conflicts of interest in deciding not to vote;

-	there is a possibility that Mondrian will wish to sell the shares in the near future;

-	the Mondrian analyst is satisfied that by not voting the clients would not be disadvantaged relative to the risk of not being able to sell the shares during the share blocking period, and a record is made justifying the decision.

COPPER ROCK CAPITAL PARNTERS LLC

PROXY POLICY

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients’ best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Copper Rock has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to research and vote proxies. Broadridge provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on Broadridge to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner. Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

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Copper Rock also reserves the right to override Broadridge’s vote recommendations under certain circumstances. Copper Rock will only do so if it believes that changing such vote is in the best interest of clients. All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the Broadridge recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests. In these situations Broadridge will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and Broadridge before such conflict of interest existed. Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Department that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients. If Copper Rock determines that a material conflict exists, it will defer to Broadridge to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by Broadridge. The policies have been developed based on Broadridge’s independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value. Copper Rock may change its policies from time to time without providing notice of changes to clients.

Broadridge proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)
•	Approval of Independent Auditors
•	Executive Compensation Plans
•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans
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Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings
•	Amendments to the Articles of Association
•	Non-Executive Director Compensation Proposals (cash and share based components)
•	Increasing Borrowing Powers
•	Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator. The proxy coordinator acts as coordinator with Broadridge ensuring proxies Copper Rock is responsible to vote are forwarded to Broadridge and overseeing that Broadridge is voting assigned client accounts and maintaining appropriate authorization and voting records.

After Broadridge is notified by the custodian of a proxy that requires voting and/or after Broadridge cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, Broadridge will review the proxy and make a voting proposal based on the recommendations provided by Broadridge’s research group. Any electronic proxy votes will be communicated to the proxy solicitor by Broadridge’s Global Proxy Distribution Service while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. Broadridge assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis. Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record, or maintain access to such records from the vendor, containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the

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shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Broadridge/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

WILLIAM BLAIR INVESTMENT MANAAGEMENT, LLC

Proxy Voting Policy

William Blair’s Proxy Voting Policy Statement and Procedures (the “Proxy Voting Policy”) provide that William Blair will vote proxies solely in the best interest of its clients, including the Fund, in their capacity as shareholders of a company. The Proxy Voting Policy addresses, among other things, conflicts of interest that may arise between the interests of William Blair and its affiliates and the interests of the Fund and sets forth William Blair’s procedures for voting proxies.

William Blair’s Proxy Voting Guidelines (the “Guidelines”) set forth William Blair’s general position on frequent proxy proposals, such as routine matters, shareholder rights, anti-takeover matters, proxy contests, capital structure, executive and director compensation and social and environmental issues. To the extent a particular proposal is not covered by the Guidelines or the Guidelines provide for voting on a “case-by-case” basis, William Blair’s proxy administrator will consult William Blair’s Proxy Policy Committee, which will review the issues and vote proxies based on information from the company, William Blair’s internal analysis and third party research services. Although the Guidelines set forth William Blair’s general position on various proposals, William Blair may determine under some circumstances to vote contrary to those positions.

As indicated above, the Proxy Voting Policy describes the way in which William Blair will address potential conflicts of interest. If any of the potential conflicts that William Blair has identified in the Proxy Voting Policy arise with respect to a matter, the Proxy Policy Committee will vote all such proxies in accordance with the Guidelines, unless the Guidelines have no recommendation or provide for a vote on a “case-by-case” basis. In such case, the Proxy Policy Committee will vote consistent with the voting recommendation provided by Institutional Shareholder Services, an independent third party research provider.

In international markets where share blocking applies, William Blair typically will not vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes in order to vote proxies. Share blocking typically takes place between one and twenty days before a shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, there is the potential for a pending trade to fail if trade settlement falls on a date during the blocking period or a Fund would not be able to sell a security if portfolio management believed it advisable if share blocking were in effect.

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3.     In Appendix C, titled “Additional Information About the Funds’ Portfolio Managers,” under the subheading titled “Mercer Emerging Markets Equity Fund beginning on page C-39 — the following information is added to the SAI for Mondrian Investment Partners Limited, Copper Rock Capital Partners LLC and William Blair Investment Management, LLC:

Mondrian Investment Partners Limited (“Mondrian”)

The allocated portion of the Fund’s portfolio managed by Mondrian is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Mondrian’s allocated portion of the Fund’s portfolio are Mr. Andrew Miller, Ms. Aileen Gan and Mr. Boris Veselinovich.

Compensation.

Mondrian has the following programs in place to retain key investment staff:

1) Competitive Salary —All investment professionals are remunerated with a competitive base salary.

2) Profit Sharing Bonus Pool —All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company’s profitability (approximately 30% of profits).

3) Equity Ownership—Mondrian is currently 100% owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business. Equity value is built up over many years with long vesting periods and the value of any individual’s equity is normally paid out in instalments over a number of years post an agreed retirement from the firm. This is a (very) long term incentive plan directly tied to the long term equity value of the firm.

Incentives (Bonus and Equity Programs) focus on the key areas of a) research quality, b) long-term and short-term stock performance, c) teamwork, d) client service and e) marketing. As an individual’s ability to influence these factors depends on that individual’s position and seniority within the firm, so the allocation to these factors of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not “star manager” based but uses a team system. This means that Mondrian’s investment professionals are primarily assessed on their contribution to the team’s effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee

In determining the amount of bonuses and equity awarded, Mondrian’s Board of Directors consults with the company’s Compensation Committee, who will make recommendations based

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on a number of factors including investment research, investment performance contribution, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan

All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse’s or dependant’s pension may also be payable.

Mondrian remuneration philosophy

The guiding principle of the company’s compensation programs is to enable it to retain and motivate a team of high quality employees with both attractive shorter term remuneration and long-term equity incentives that are appropriately competitive, well-structured and which help align the aspirations of individuals with those of the company and its clients. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.

Approximately 80 Mondrian employees are equity owners of the business representing about 50% of the total staff. In determining whether an employee should become an owner, Mondrian has to date focused on senior management, investment professionals and senior client service and operations personnel. The equity owners represent those staff recognized as either a significant contributor currently or in the future and awards focus in particular on key investment professionals. Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, should enable us to attract and retain high caliber employees.

Ownership of Fund Shares. As of May 31, 2016, Messrs. Miller and Veselinovich and Ms. Gan did not beneficially own any shares of the Fund

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Andrew Miller manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	3	645.5	0	0
Other Pooled Investment Vehicles*	7	3,911.0	0	0
Other Accounts*	14	6,249.0	0	0

*As of May 31, 2016.

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In addition to the Fund, Ms. Aileen Gan manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	0	0	0
Other Pooled Investment Vehicles*	5	$409.5	0	0
Other Accounts*	5	$2,835.8	0	0

*As of May 31, 2016.

In addition to the Fund, Mr. Boris Veselinovich manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	0	0	0
Other Pooled Investment Vehicles*	1	$158.5	0	0
Other Accounts*	4	$750.4	0	0

*As of May 31, 2016.

Potential Conflicts of Interest.

Mondrian Investment Partners Limited (Mondrian) has a fiduciary duty to its clients and as such must identify and take steps to mitigate potential conflicts of interest. A conflict of interest arises when Mondrian and/or its employees have a competing professional or personal interest which could affect their ability to act in the best interests of Mondrian’s clients. A conflict could exist even if no unethical or improper act results from it. The UK regulator, the Financial Conduct Authority, requires regulated firms to identify conflicts of interest and establish, implement and maintain an effective written conflicts of interest policy. Mondrian is also registered with the Securities and Exchange Commission (SEC) which has similar requirements for identification and management of conflicts of interest.

Mondrian maintains and operates various policies and procedures which are designed to prevent conflicts of interest materializing and damaging the interests of our clients. The purpose of this conflicts of interest policy is to outline Mondrian’s approach to the identification, management, recording and where relevant, disclosure of conflict of interests.

Identifying Conflicts of Interest

For the purpose of identifying conflicts of interest that may arise in the course of providing a service to our clients, we have considered whether Mondrian or its employees are, directly or indirectly, likely to:

• Make a financial gain, or avoid a financial loss, at the expense of the client;

• Have an interest in the outcome of a service provided to a client or in a transaction carried out on behalf of the client, which is distinct from the client’s interest in that outcome;

• Have a financial or other incentive to favor the interest of one client or group of clients over the interest of another client or group of clients;

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• Receive from a person other than the client an inducement in relation to the service provided to the client, in the form of monies, goods or services, other than the standard fee for that service.

Monitoring of Compliance with Conflicts of Interest Procedures

Mondrian maintains a Conflicts of Interest Register that lists all potential conflicts of interest that have been identified. Any conflicts arising are logged immediately in the Conflicts of Interest Register. Mondrian has written policies and procedures addressing each conflict identified in the Register. These policies and procedures are designed to manage the potential conflict so that the interests of clients are always put ahead of Mondrian or its employees. Where a conflict has arisen, steps are taken to ensure that the conflict either does not arise again or its properly managed so that the client interests remain paramount. These details are also recorded in the Register.

Mondrian’s Compliance Monitoring Program incorporates periodic reviews of all areas where conflicts of interest might arise. Any apparent violations of the procedures designed to manage conflicts are investigated and reported to the Chief Compliance Officer, who will determine any action necessary.

Any material matters would be reported to senior management and the Mondrian Compliance Committee and, where required, any relevant regulator.

Disclosure of Potential Conflicts of Interest

Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities:

• Access to non-public information

• Allocation of investment opportunities

• Allocation of IPO opportunities

• “Cherry picking” (inappropriate attempts to improve the appearance of a portfolio)

• Dealing in investments as agent for more than one party

• Dealing in investments as principal in connection with the provision of seed capital for Mondrian sponsored Limited Partnerships

• Directorships and external business arrangements

• Dual agency

• Employee compensation

• Employee personal account dealing

• Gifts and entertainment

• Investment in shares issued by companies who are clients of Mondrian.

• Management of investment capability

• Performance fees

• Portfolio holdings disclosure

• Portfolio pumping

• Pricing and valuation

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• Proxy voting

• Relationships with consultants

• Side-by-side management of hedge funds

• Soft dollar arrangements

• “Step out trades” (where a broker shares commission with a third party)

• Transactions with affiliated brokers

• “Window dressing” (inappropriate attempts to improve the appearance of portfolio performance)

Mondrian has separately documented policies and procedures in place to address each of these potential conflicts of interest.

Copper Rock Capital Partners LLC (“Copper Rock”)

The allocated portion of the Fund’s portfolio managed by Copper Rock is managed by David Shea, CFA.

Compensation. Compensation for the investment professionals is structured so that it is performance focused and aligned with our clients. Specifically, the compensation for an investment professional is comprised of 3 components: base salary, annual cash bonus, and equity participation.

Base salary and cash bonus awards are generally set at the top quartile versus the industry.  We review these on a regular basis using industry data provided by McLagan compensation analysis.  By reviewing compensation levels across the industry, we can ensure that our employees are paid competitively versus our peers.  We review base salary levels annually and adjust them once per year at June 30th.

Annual cash bonuses are awarded at each year end to all employees and paid immediately following the year-end.  Cash bonus awards are a multiple of base salary levels for each investment professional and are based on 2 factors: how the overall performance of the investment strategy is performing, as well as the individual contribution from each investment professional.  This is determined based on both a short term and longer term basis.  The overall objective is for each investment strategy to be in the top half of its peer universe on a short term basis (1 year) and in the top quartile over a longer-term basis (3 year basis).  This approach helps to ensure that our interests are aligned with our clients’ objectives and goals and is more heavily weighted to the 3 year basis.

Equity participation is provided to all senior investment professionals who are determined to be vital to the long-term success of the organization.  Equity vests over 5 years and serves as a significant retention mechanism and helps to reduce turnover of personnel.

Ownership of Fund Shares. As of May 311, 2016, Mr. David Shea did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Manager. In addition to the Fund, Mr. Shea manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	0	0	0	0
Other Pooled Investment Vehicles*	71	$1,493	0	0
Other Accounts*	29	$3,634	3	$609

*As of May 31, 2016.

Potential Conflicts of Interest.

CONFLICTS OF INTEREST

POLICY

Copper Rock Capital Partners and its employees have a duty to act for the benefit of its clients and to take action on the clients’ behalf before taking action in the interest of the Firm or any of its employees when a conflict of interest between the client and the Firm arises. Each employee shall notify the Compliance Department of any personal conflict of interest relationship which could involve a client, such as the existence of any economic relationship between their transactions and securities held or to be acquired by the client.

BACKGROUND

As a fiduciary, Copper Rock Capital Partners owes fiduciary responsibilities to each of its clients. This means that the Firm is required to act in each client’s best interests and to deal with client assets in such a manner as to benefit the client (not to benefit the Firm, the Firm’s affiliates or any employee, officer or other person associated with the Firm or its affiliated companies). Violations of the Firm’s fiduciary duty can harm not only its clients, but can also damage the reputation of the Firm and subject the organization and its employees to legal liability and regulatory penalties. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. Individuals must try to avoid situations that have even the appearance of conflict or impropriety.

RESPONSIBILITY

The CCO, or designee, has overall responsibility for monitoring the firm’s conflicts of interest policy to ensure compliance. If necessary, the CCO will determine whether any detected conflict of interest will require revisions, material or otherwise, to the Firm’s Form ADV or other disclosure document. Such revisions will be made in a manner and within a timeframe decided upon by the CCO.

PROCEDURE

Copper Rock Capital Partners has adopted this procedure to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

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•	Transactions between clients, the Firm, Firm Affiliates and Firm Personnel. The Firm prohibits transactions between any client account and the Firm, or any officer, employee or other person associated with the Firm or any affiliated company, without the approval of the client involved in the transaction. Investments in pooled investment vehicles for which the Firm or any affiliated company is a general partner, managing member, adviser or subadviser are excluded from this restriction.
•	Conflicts among client interests. All personnel are prohibited from engaging in inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.
•	Competing with client trades. All employee personal securities transactions must be accomplished so as to avoid even the appearance of a conflict of interest on the part of such personnel with the interests of a client.
•	Other conflicts of interest. Employees are expected to act in the best interests of the Firm’s clients and must disclose any material conflict of interest with regards to vendors and suppliers, proxy voting, trade allocation, soft dollars, fees, brokerage services and outside business interests or employment.

William Blair Investment Management, LLC (“William Blair”)

The allocated portion of the Fund’s portfolio managed by William Blair is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of William Blair’s allocated portion of the Fund’s portfolio are Todd McClone, CFA, Partner, and Jeffrey Urbina, CFA, Partner.

Compensation.

The compensation of William Blair’s portfolio managers is based on the firm’s mission: “to achieve success for its clients.” Messrs. McClone and Urbina are partners of William Blair and as of December 31, 2015, compensation for partners of William Blair consists of a fixed base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners’ ownership stakes are determined by the head of William Blair’s Investment Management Department, subject to the approval of William Blair’s Executive Committee and are based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas, and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual’s sustained, multi-year contribution to long-term investment performance, and to William Blair’s revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of Fund Shares. As of May 31, 2016, Messrs. McClone and Urbina did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. McClone manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$1,507	0	$0
Other Pooled Investment Vehicles*	16	$3,638	0	$0
Other Accounts*	17	$3,738	0	$0

*As of May 31, 2016.

Other Accounts Managed by Portfolio Managers. In addition to the Fund, Mr. Urbina manages:

	Total Accounts		Accounts with Performance Fees

Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	11	$9,100	0	$0
Other Pooled Investment Vehicles*	25	$5,976	0	$0
Other Accounts*	60	$12,081	0	$0

*As of May 31, 2016.

Potential Conflicts of Interest.

Because each portfolio manager manages other accounts in addition to the Fund’s portfolio, conflicts of interest may arise in connection with a portfolio manager’s management of the Fund portfolio’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars, and aggregation of trades.

4.     Effective on or about June 30, 2016, all references to First Eagle Investment Management LLC (“First Eagle”), subadvisor to the Mercer Global Low Volatility Equity Fund, are hereby deleted from the SAI.

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